================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              SPARTON CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              SPARTON CORPORATION
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                              SPARTON CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders of Sparton Corporation will be held at the offices of the Corporation, 2400 East Ganson Street, Jackson, Michigan 49202, on Wednesday, October 22, 1997, at 9 o'clock a.m., local time, for the following purposes:

          1. To elect four directors each for a term of three years as set forth in the Proxy Statement.

          2. To transact such other business as may properly come before the meeting.

     Only holders of Common Stock of record at the close of business on September 15, 1997 are entitled to notice of and to vote at the meeting.

                                            By Order of the Board of Directors

                                                      LAWSON K. SMITH
                                                         Secretary

September 26, 1997

                                   IMPORTANT

     All shareholders are cordially invited to attend the meeting. Whether or not you plan to attend in person, you are urged to date and sign the Proxy enclosed and return it promptly in the envelope provided. This will assure your representation and a quorum for the transaction of business at the meeting. If you do attend the meeting in person, the Proxy will not be used if you so request by revoking it as described on page 2 of the Proxy Statement.

                              SPARTON CORPORATION
                            2400 East Ganson Street
                            Jackson, Michigan 49202

                               ------------------

                                PROXY STATEMENT

                               ------------------

     FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 22, 1997

                                  SOLICITATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SPARTON CORPORATION, an Ohio corporation (the "Company"), of proxies for use at the 1997 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the offices of the Company, 2400 East Ganson Street, Jackson, Michigan 49202, on October 22, 1997 at 9 a.m., local time, and at any and all adjournments thereof. The cost of solicitation will be paid by the Company. In addition, officers and employees of the Company and its subsidiaries may solicit proxies personally, by telephone, facsimile or other means, without additional compensation. This Proxy Statement and the form of Proxy are being mailed to shareholders on or about September 26, 1997.

     At the meeting, the Company's shareholders will act upon the election of four (4) directors each to serve for a three (3) year term until the annual meeting held in the year 2000 or until their successors are elected and qualified, as described in more detail in this Proxy Statement.

                      OUTSTANDING STOCK AND VOTING RIGHTS

     In accordance with the Code of Regulations of the Company, the Board of Directors has fixed the close of business on September 15, 1997, as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record on that date will be entitled to vote.

     As of September 15, 1997, the record date for the Annual Meeting, the Company had outstanding 7,828,090 shares of Common Stock, each entitled to one vote at the Annual Meeting. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting, who are appointed by the Company. As of September 1, 1997, the persons named in the following table were known by the management to be the beneficial owners of more than 5% of the Company's outstanding Common Stock:

                                      AMOUNT AND
                                        NATURE
        NAME AND ADDRESS             OF BENEFICIAL                PERCENT
       OF BENEFICIAL OWNER             OWNERSHIP                  OF CLASS
---------------------------------    -------------                --------
John J. Smith(1)
  1839 S. Walmont
  Jackson, Michigan 49203              2,523,449(2)                 32.24%(2)

Lawson K. Smith(1)
  14901 Willowbrook Drive
  Lake Odessa, Michigan 48849            738,456(3)                  9.43(3)

Dimensional Fund Advisors, Inc.
  1299 Ocean Avenue, 11th Fl.
  Santa Monica, California 90401         537,500(4)                  6.87(4)

---------------

(1) Mr. John J. Smith and Mr. Lawson K. Smith are brothers.

(2) Includes 1,920,000 shares owned by Mr. John J. Smith. An additional 180,000 shares are held by a trust over which Mr. Smith has voting control. The amount also includes 423,449 shares held by several of the Company's retirement plans as to which Mr. Smith holds voting and investment power in his capacity as chief executive officer of the Company. Mr. Smith has no financial interest in these shares and disclaims any beneficial interest.

(3) Includes 399,056 shares and 339,400 shares held by the Lawson K. Smith Trust and Margaret E. Smith Trust, respectively. Lawson K. Smith and his wife, Margaret E. Smith, have voting and investment control over the shares held in the trusts bearing their names.

(4) According to information included in the Form 13G Report filed as of December 31, 1996, by Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, Dimensional is deemed to have beneficial ownership of 537,500 shares of Common Stock, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, to all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

     As of September 1, 1997, the following table shows the shares of the Company's Common Stock beneficially owned by the Named Executives identified in the Compensation Table shown later in this Proxy Statement and all officers and directors of the Company as a group (15 persons):

                               AMOUNT AND NATURE OF                PERCENT OF
           NAME                BENEFICIAL OWNERSHIP                 CLASS(4)
---------------------------    --------------------                ----------
John J. Smith                        2,523,449(1)                     32.24%
David W. Hockenbrocht                   82,869(2)                      1.06
Richard D. Mico                         17,000                          .22
Douglas E. Johnson                       5,000                          .06
All Officers and Directors           3,478,010(3)                     44.28

---------------

(1) Reference is made to note (2) at the top of this page.

(2) Includes 26,667 shares which Mr. Hockenbrocht has the right to acquire pursuant to options exercisable within 60 days.

(3) Includes shares under options held by officers and directors exercisable within 60 days.

(4) Calculated based on total shares outstanding plus the shares subject to options exercisable within 60 days as described in this Proxy Statement.

     Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing a written notice of revocation with the Chairman or Secretary of the Company, at or before the Annual Meeting, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Chairman or Secretary of the Company at or before the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Unless revoked, the shares represented by the enclosed Proxy will be voted at the meeting in accordance with any specification made thereon, if the Proxy is returned properly executed and delivered in time for voting. Unless otherwise specified, the Proxy will be voted "FOR" the election of the four (4) director nominees.

     Management does not intend to present, and does not know of anyone who intends to present any matters at the meeting to be acted upon by the shareholders not referred to in the Notice and this Proxy Statement. If any other matters should properly come before the meeting, it is the intention of the persons named in the Proxy to vote in accordance with their judgment on such matters.

     The shareholders of the Company have cumulative voting rights in the election of directors at the Annual Meeting if notice in writing is given by any shareholder to the Chairman, President, a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the Annual Meeting that the shareholder desires that the voting at such election shall be cumulative. An announcement of the giving of such notice shall be made upon the convening of the Annual Meeting by the Chairman or Secretary.

     If voting at the Annual Meeting is cumulative, each shareholder will have the right to cast that number of votes which equals the number of shares owned by the shareholder multiplied by the number of directors to be elected, and the shareholder may cast all such votes for one candidate or distribute such votes among any number of candidates as the shareholder elects. The actual number of shares required for election of a candidate will vary depending upon the total number of shares voted. However, shareholders owning 1,565,619 shares, or approximately 20% of the Company's outstanding shares, could elect at least one director to the class of four directors to be elected at the 1997 annual meeting for a term expiring in 2000 if there are five nominees.

                             ELECTION OF DIRECTORS

     The following directors, previously elected by the Company's shareholders and whose terms of office expire at the Annual Meeting, Messrs. James N. DeBoer, David W. Hockenbrocht, Lawson K. Smith and Rory B. Riggs, are nominees each for election to a three (3) year term expiring in 2000. The following portion of this Proxy Statement contains additional information about these nominees.

     A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Company. As such, the four (4) individuals who receive the greatest number of votes cast by the holders of Common Stock will be elected as directors. Shares not voted at the Annual Meeting, whether by abstention, broker nonvote, or otherwise, will not be treated as votes cast at the meeting.

     It is believed that all four (4) nominees are, and will be at the time of the Annual Meeting, available for election; and, if elected, will serve. However, in the event one or more of them is or should become unavailable, or should decline to serve, it is intended that the proxies will be voted for such substitute nominee or nominees as the persons named in the proxy may in their discretion select.

     In the following table, the column "Amount and Nature of Beneficial Ownership" relates to common shares of the Company beneficially owned by the directors and nominees as of September 1, 1997, and is based upon information furnished by them.

                                                                               HAS
                                                                              SERVED       AMOUNT AND
                                                                               AS A        NATURE OF
                                                                             DIRECTOR      BENEFICIAL      PERCENT OF
          NAME              AGE             PRINCIPAL OCCUPATION              SINCE       OWNERSHIP(1)      CLASS(1)
------------------------    ---     -------------------------------------    --------     ------------     ----------
                  NOMINEES FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING IN 2000
James N. DeBoer.........    72      Partner, law firm of Varnum, Ridder-       1971             4,370           .06%
                                    ing, Schmidt & Howlett, LLP, Grand
                                    Rapids, Michigan.
David W. Hockenbrocht...    62      President and Chief Operating Officer      1978            82,869(3)       1.06
                                    of Sparton Corporation, Jackson,
                                    Michigan.
Lawson K. Smith(2)......    82      Vice President and Secretary of Spar-      1971           738,456(4)       9.43
                                    ton Corporation, Jackson, Michigan.
Rory B. Riggs...........    44      President of Biomatrix, Inc., Rich-        1994               -0-           -0-
                                    field, New Jersey, a medical biotech-
                                    nology company since 1997, and
                                    President, ITIM Corporation, New
                                    York, New York, an investment advi-
                                    sory and venture capital firm since
                                    1991. Mr. Riggs was President and
                                    Chief Executive Officer of RF&P Cor-
                                    poration, Richmond, Virginia, a real
                                    estate investment company, from 1991
                                    to 1994.
                  DIRECTORS WHOSE TERMS EXPIRE IN 1998
John J. Smith(2)........    85      Chairman of the Board and Chief Ex-        1950         2,523,449(5)      32.24
                                    ecutive Officer of Sparton Corpora-
                                    tion, Jackson, Michigan.
Blair H. Thompson.......    72      Formerly Vice President and Trea-          1972            57,024           .73
                                    surer of Sparton Corporation, Jack-
                                    son, Michigan (Retired in 1990).
                  DIRECTORS WHOSE TERMS EXPIRE IN 1999
Robert J. Kirk..........    84      Financial Consultant, Toledo, Ohio         1978             6,000           .08
Marshall V. Noecker.....    82      President and substantial owner of         1963            30,000           .38
                                    the Marshall Noecker Group Companies
                                    (aluminum fabrication and man-
                                    ufacturing companies and investment
                                    companies), Garden City, Michigan.
David B. Schoon.........    46      President, Stock Portfolio Manage-         1994               -0-           -0-
                                    ment, Inc., Grand Rapids, Michigan, a
                                    financial consulting services com-
                                    pany, since 1992. Senior Stock Ana-
                                    lyst for other financial consulting
                                    services companies, 1986-1992.

---------------

(1) Unless otherwise indicated by footnote, each director or nominee has sole voting power and owns the shares directly, or shares voting and investment power with his spouse or other family members under joint ownership.

(2) John J. Smith and Lawson K. Smith are "associates" of each other as defined in Rule 14a-1 of Regulation 14A of the Securities and Exchange Commission.

(3) Reference is made to note (2) in the middle of page 2.

(4) Reference is made to note (3) at the top of page 2.

(5) Reference is made to note (2) at the top of page 2.

     Mr. John J. Smith and Mr. Lawson K. Smith are brothers. There are no other family relationships between the nominees and the directors. Except as noted, the principal occupations referred to have been held by the foregoing nominees and directors for at least five years.

     Mr. Rory B. Riggs is a director of Biomatrix, Inc.

     The Board of Directors, which had five (5) meetings during the past year, has standing audit and compensation committees. There is no nominating committee. The responsibilities of the audit committee, which met two (2) times last year and consists of Robert J. Kirk and Marshall V. Noecker, include reviewing the general scope of the audit of the Company's financial statements and the results of the audit with the auditors and management. The compensation committee, which met once last year and consists of John J. Smith, Robert J. Kirk, Marshall V. Noecker, James N. DeBoer and Blair H. Thompson, establishes the remuneration, including stock options, to be paid or offered to the Company's executive officers. All Directors attended at least 75% of the meetings of the Board and committees on which they serve except for Mr. Riggs who attended 20% of such meetings.

     Directors who are not employees of the Company are compensated at the rate of $350 per month and $500 for each directors' meeting attended. Members of the audit committee receive $500 for each audit committee meeting attended. Directors who are employees of the Company receive $350 for each directors' meeting attended.

     The Executive Compensation Committee Report and Performance Graph set forth below are not deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.
                ------------------------------------------------

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following tables provide certain data and information on the compensation of the Company's Chief Executive Officer and its three most highly compensated executive officers (other than the CEO) whose annual salary and bonus exceeded $100,000 (collectively referred to as the "Named Executives"). This report addresses the Company's compensation policies and programs for the year ended June 30, 1997, the details of which are reflected in the tables set forth in the following pages of this Proxy Statement. The Company's and the Board's policies and practices pertaining to the compensation of executive officers and management have been in effect for a number of years.

EXECUTIVE COMPENSATION COMMITTEE REPORT

     Decisions on the compensation of the Company's executive officers are made by the Board's Compensation Committee. This Committee is composed of Mr. John J. Smith, Chairman of the Board and Chief Executive Officer and four non-employee directors; Messrs. Noecker, Kirk, DeBoer and Thompson.

     The Company has long-established policies and practices intended to compensate its salaried employees in a manner that will enable the Company to attract, retain and motivate them to accomplish corporate goals and objectives. These policies and practices encourage management to remain dedicated to the maximization of shareholder value. The compensation of the Company's key executives is based, in part, on the Compensation Committee's review of executive compensation at other companies. The Committee's review entails a comparison of executive' salaries at other companies for purposes of ascertaining, in general, that the Company's salary structure is at or about prevailing market rates. This review does not entail a quantative or qualitative analysis of the components of the comparative executive compensation.

     The Company's compensation program was comprised of several elements: cash compensation (including salary and incentive bonus), incentive stock options and defined benefit or defined contribution retirement plans. Reflective of the Company's goal of relating compensation to corporate performance, the incentive bonus compensation plan permits certain executive officers to earn additional compensation if the pretax earnings of their operating unit is in excess of an established goal. The performance goals for this plan are reviewed and approved annually by the Compensation Committee. In addition, at the discretion of the Committee, bonuses may be paid in addition to or in lieu of bonuses earned under the incentive bonus plan based on the Committee's evaluation of the employee's individual performance, level of responsibility and experience. During the past fiscal year, both discretionary bonuses as well as bonuses under the incentive bonus compensation plan were paid to the Named Executives.

     The Company's Chief Executive Officer is compensated pursuant to employment agreements that have been in existence since 1950. The employment agreement, which expired on June 30, 1997, provided for a fixed base salary and an annual cash bonus equal to 5 percent of the Company's pretax earnings in excess of $5 million, subject to an annual bonus limitation of $150,000. A further description of the current employment agreement and related compensation of the Company's Chief Executive Officer is set forth below under the caption "Employment Agreement and Related Compensation."

          Marshall V. Noecker                   Robert J. Kirk
          James N. DeBoer                       John J. Smith
          Blair H. Thompson

EMPLOYMENT AGREEMENT AND RELATED COMPENSATION

     The employment contract with Mr. John J. Smith, the Company's CEO, expired on June 30, 1997. Under the terms of that contract, Mr. Smith's annual salary for fiscal 1997 was to be $302,969. The contract also provided for an annual cash bonus equal to 5% of the Company's pretax earnings in excess of $5,000,000 with the bonus limited to $150,000 for the fiscal year ended June 30, 1997. For the year ended June 30, 1997, Mr. Smith voluntarily reduced his compensation to $261,716 and reduced the bonus payable to him to $25,000.

     Pursuant to prior employment agreements with Mr. Smith, a deferred compensation account had been established. Mr. Smith was entitled to receive payments in monthly installments following termination of employment; or, subject to prior approval of the Company's Board of Directors, from time to time in lump sums upon Mr. Smith's request. In December 1996, Mr. Smith requested and received the accumulated balance in his deferred compensation account ($2,288,518). In fiscal 1995, Mr. Smith requested and received $120,000 from the deferred compensation account.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. John J. Smith and Mr. Blair H. Thompson (a former officer of the Company) are members of the Compensation Committee and as such participate in establishing compensation for executives of the Company.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The Summary Compensation Table shows certain compensation information for the Named Executives for services rendered in all capacities during the fiscal years ended June 30, 1997, 1996 and 1995.

                              ANNUAL COMPENSATION

                                  FISCAL                               ALL OTHER
 NAME AND PRINCIPAL POSITION       YEAR       SALARY       BONUS      COMPENSATION
------------------------------    -------    --------     -------     ------------
John J. Smith                      1997      $261,716     $25,000      $2,290,268(1)
Chairman of the Board              1996       178,200         -0-           1,750(1)
and Chief Executive Officer        1995       120,000         -0-         121,750(1)

David W. Hockenbrocht              1997       178,200      25,000           1,750(2)
President and Chief                1996       178,200         -0-           1,750(2)
Operating Officer                  1995       178,200         -0-           1,750(2)

Richard D. Mico                    1997       106,302      10,915           4,157(3)
Vice President and General         1996       106,294      11,034           3,304(3)
Manager                            1995       103,125         -0-           2,510(3)

Douglas E. Johnson                 1997       103,434      12,000             -0-
Vice President and General         1996       100,000         -0-             -0-
Manager                            1995        93,572         -0-             -0-

---------------

(1) Represents payments made pursuant to deferred compensation arrangement discussed under the caption Employment Agreement and Related Compensation on the previous page, plus directors' fees of $1,750 paid in each of the three years.

(2) Represents directors fees.

(3) Represents Company contributions to his employees' defined contribution benefit plan.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on option grants in fiscal 1997 to the Named Executives:

                                   INDIVIDUAL GRANTS
                      -------------------------------------------                           POTENTIAL REALIZABLE
                      NUMBER OF           % OF                                                VALUE AT ASSUMED
                      SECURITIES      TOTAL OPTIONS                                         ANNUAL RATES OF STOCK
                      UNDERLYING       GRANTED TO        EXERCISE                          PRICE APPRECIATION FOR
                       OPTIONS          EMPLOYEES        OR BASE                          FIVE YEAR OPTION TERM(3)
                       GRANTED          IN FISCAL         PRICE        EXPIRATION      -------------------------------
      NAME              (1)(2)            YEAR            ($/SH)          DATE          0%         5%           10%
-----------------     ----------      -------------      --------      ----------      ----      -------      --------
John J. Smith              -0-              -0-              -0-             -0-        -0-          -0-           -0-
David W.
  Hockenbrocht             -0-              -0-              -0-             -0-        -0-          -0-           -0-
Richard D. Mico         10,000              5.1%          $8.375         12/4/01       $-0-      $23,139      $ 51,130
Douglas E.
  Johnson               20,000             10.2            8.375         12/4/01        -0-       46,277       102,260

---------------

(1) The options become exercisable cumulatively, beginning one year after the date granted, in four equal annual installments. Optionees may surrender up to one half of their unexer-cised options in exchange for cash or Common Stock equal to the difference between the current market value and the option price of shares issuable upon surrender of such options.

(2) The exercise price equals the closing price of the Corporation's Common Stock on the business day preceding the date of grant.

(3) The dollar amounts under these columns are the result of calculations at 0%, 5% and 10% rates compounded annually. They are not intended to forecast possible future appreciation, if any, of the Company's stock price. An alternative formula for a grant date valuation was not used, as the Company is not aware of any formula that will determine with reasonable accuracy a present value amount based on future or changeable factors. No gain to the optionees is possible without an increase in stock price, which will benefit all shareholders commensurately. A 0% increase in stock price will result in zero dollars for the optionee.

OPTION/SAR EXERCISES AND HOLDINGS

     The following table sets forth information, with respect to the Named Executives, concerning the unexercised options and SARs held at June 30, 1997. None of the Named Executives exercised any options for the purchase of Company Common Stock during the past fiscal year.

                      AGGREGATED OPTION/SARs EXERCISED IN
                      LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                     NUMBER OF UNEXERCISED                 VALUE OF UNEXERCISED
                                         OPTIONS/SARs                    IN THE MONEY OPTIONS/SARs
                                      AT FISCAL YEAR-END                   AT FISCAL YEAR-END(1)
                                -------------------------------       -------------------------------
           NAME                 EXERCISABLE       UNEXERCISABLE       EXERCISABLE       UNEXERCISABLE
--------------------------      -----------       -------------       -----------       -------------
John J. Smith                         -0-                -0-           $     -0-           $   -0-
David W. Hockenbrocht              21,333             10,667             111,998            56,002
Richard D. Mico                     5,000             10,000              26,250            35,000
Douglas E. Johnson                    -0-             20,000                 -0-            70,000

---------------

(1) The value of unexercised options reflects the increase in market value of the Company's common stock from the date of grant through June 30, 1997 (when the closing price of the Company's common stock was $11.875 per share). The value actually realized upon exercise by the Named Executives will depend on the value of the Company's common stock at the time of exercise.

RETIREMENT PROGRAMS

     The Company maintains a defined benefit retirement plan for employees of the Company and one subsidiary which provide for monthly pensions following retirement. During the past year, no cash contributions were made by the Company to the plan as in the judgment of the Company's independent actuaries, the pension plan was fully funded. The plan provides a basic benefit of $2.25 per month for each year of credited service up to a maximum of $90 per month. In addition, for those participants who contribute 5% of their monthly compensation (excluding bonuses) per month, the plan provides for an additional monthly pension amount equal to 1 1/2% of the participant's final 10-year average monthly compensation (excluding bonuses) times the participant's years of contributory and credited service to a maximum of 30 years. The following table shows the estimated annual retirement benefits in specified remuneration and service classifications upon normal retirement at age 65. The benefits shown are not subject to any deduction for Social Security or other offset amounts. The maximum amount of annual compensation allowed to be included in determining final average compensation has been limited by statute to $150,000 for 1997. This amount is subject to future adjustment by the Internal Revenue Service.

FINAL 10-YEAR AVERAGE      YEARS OF CONTRIBUTORY AND CREDITED SERVICE AT AGE 65
   ANNUAL EARNINGS        -------------------------------------------------------
 (EXCLUDES BONUSES)         10          15          20          25          30
---------------------     -------     -------     -------     -------     -------
      $  60,000           $ 9,270     $13,905     $18,540     $23,175     $27,810
         80,000            12,270      18,405      24,540      30,675      36,810
        100,000            15,270      22,905      30,540      38,175      45,810
        120,000            18,270      27,405      36,540      45,675      54,810
        140,000            21,270      31,905      42,540      53,175      63,810
        160,000            24,270      36,405      48,540      60,675      72,810
        180,000            27,270      40,905      54,540      68,175      81,810

     The following Named Executives have years of contributory credited service under the plan and current annual earnings as of June 30, 1997:

                          YEARS OF CONTRIBUTORY     CURRENT ANNUAL EARNINGS
       OFFICER              CREDITED SERVICE           (EXCLUDING BONUS)
----------------------    ---------------------     -----------------------
David W. Hockenbrocht             19.50                    $ 178,200
Douglas E. Johnson                 9.00                      103,434

Mr. John J. Smith and Mr. Richard D. Mico do not participate in the Company's defined benefit retirement plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16 of the Securities Exchange Act of 1934, the Company's directors and executive officers, as well as any person holding more than ten percent of a registered class of the Company's equity securities, are required to report any changes in their ownership of the Company's securities to the Securities and Exchange Commission and the New York Stock Exchange. To the Company's knowledge, all required reports were properly filed by such persons during the fiscal year ended June 30, 1997.

PERFORMANCE GRAPH

     The following is a line-graph presentation comparing cumulative, five-year shareholder return, on an indexed basis, of the Company's Common Stock with that of a broad market index (the S&P 500 Composite Index) and a weighted index made up of selected S&P 500 indices including Electronics Defense (50%), Automobiles (25%) and Industrials (25%). The Company selected this weighted index because the companies included therein are engaged in operations similar to the Company's historical operations, including the now discontinued automotive operations. The comparison assumes a $100 investment on June 30, 1992, and the reinvestment of dividends.

             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
       SPARTON CORPORATION, S&P 500 COMPOSITE INDEX AND AN INDUSTRY INDEX
                          (INDEX JUNE 30, 1992 = 100)

                                                    S&P 500
      MEASUREMENT PERIOD            SPARTON        COMPOSITE     S&P WEIGHTED
    (FISCAL YEAR COVERED)         CORPORATION        INDEX           INDEX
1992                                       100             100             100
1993                                        71             114             125
1994                                        78             115             131
1995                                        70             145             177
1996                                        58             183             279
1997                                       161             247             301

                              INDEPENDENT AUDITORS

     Representatives of Ernst & Young LLP, the Company's independent auditors for many years, are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                  SHAREHOLDER PROPOSALS -- 1998 ANNUAL MEETING

     Shareholder proposals intended to be presented at the 1998 Annual Meeting of Shareholders of the Company must be received by the Company not later than May 31, 1998, at its principal executive offices, 2400 East Ganson Street, Jackson, Michigan 49202, Attention: Secretary, for inclusion in the Proxy Statement and Proxy relating to the 1998 Annual Meeting of Shareholders.

                                            By Order of the Board of Directors

                                            LAWSON K. SMITH,
                                            Secretary

Dated: September 26, 1997

                                 SPARTON CORPORATION

P            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 22, 1997
                  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
R
         John J. Smith, Lawson K. Smith, and R. Jan Appel, and each of them,
O are hereby appointed proxies of the undersigned with full power of substitution, to represent the undersigned at the Annual Meeting of
X Shareholders of SPARTON CORPORATION on October 22, 1997, at 9 o'clock a.m., local time, and any and all adjournments thereof, and
Y to vote thereat as designated on the reverse side of this Proxy, all the shares of said Corporation which the undersigned would be entitled to vote if personally present.

                                                      (change of address)
            Change                                 __________________________
              of    [  ]                           __________________________
            Address                                __________________________
                                                   __________________________

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER AND AS DESCRIBED IN THE PROXY STATEMENT. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTORS AS PROVIDED IN ITEM 1.

                                                                  [SEE REVERSE]
                                                                  [  SIDE     ]

--------------------------------------------------------------------------------
                                  DETACH CARD

September 26, 1997

Dear Shareholder,

The Annual Meeting of your Company will be held on October 22, 1997. At the meeting, we will be electing four directors each for a term of three years as set forth in the Proxy Statement.

We ask that you please give us your support by signing, dating and returning the
                                               -------- ------     ---------
attached proxy card in the postage paid envelope as soon as possible. Your vote
                                                 -------------------
is important, regardless of the number of shares that you own.


If your shares are held in the name of a bank or brokerage firm, only that firm can execute a proxy on your behalf. Please contact the person responsible for
                                    -----------------------------------------
your account with your voting instructions.
-------------------------------------------

Very truly yours,

John J. Smith, Chairman

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.


                FOR     WITHHELD  Nominees:
1. Election of  [  ]    [  ]      James N. DeBoer, David W.
   Directors                      Hockenbrocht, Lawson K.
                                  Smith and Rory B. Riggs
For, except vote withheld from
the following nominee(s):

-------------------------------



SIGNATURE(S)  ___________________________________________________   DATE __________

SIGNATURE(S)  ___________________________________________________   DATE __________
Please date and sign this Proxy exactly as your name(s) appears herein and return in the enclosed envelope which requires no postage. If executing on behalf of a corporation, minor, etc., sign that name and add signature and capacity of authorized signer.

--------------------------------------------------------------------------------
                                  DETACH CARD